UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the Current Reports on Form 8-K, as filed on May 12, 2016 and July 6, 2016, by Physicians Realty Trust (the “Company”) to include unaudited pro forma financial information required to be filed by Item 9.01(b), for the Company’s acquisition of the Catholic Health Initiatives ("CHI") medical office facility portfolio (the “CHI Portfolio”).

Due to the facts and circumstances of the Company's acquisition of the CHI Portfolio, the Company is not required to present Rule 3-14 historical financial statements for the transaction. The occupancy history of the CHI Portfolio is largely intercompany in nature, there is limited intercompany leasing history, and any intercompany leases entered into may not have been at arm's length and may not be reflective of market rental rates. Consolidated financial statements of CHI, the parent of the subsidiaries and affiliates of the entities party to Master Lease Agreements, are publicly available on the Catholic Health Initiatives website (http://www.catholichealthinitiatives.org/). Information included on the CHI website is not incorporated by reference within this Current Report on Form 8-K/A.

Based on correspondence with the staff of the Securities and Exchange Commission and guidance in the Division of Corporation Finance's Financial Reporting Manual, this Current Report on Form 8-K/A does not include historical financial statements under Item 9.01(a).

Item 9.01       Financial Statements and Exhibits

(a)   Financial Statements of Property Acquired.

No historical financial statements relating to the CHI Portfolio are required pursuant to Rule 3-14 of Regulation S-X.

(b)   Unaudited Pro Forma Financial Information.

This Current Report on Form 8-K/A includes unaudited pro forma financial information that gives effect to the acquisition of the CHI Portfolio as if that acquisition occurred on January 1, 2015. This pro forma financial information is not necessarily indicative of the expected financial position or results of our operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received on our existing leases or leases we may enter into during and after 2016, and for other reasons.

The following pro forma financial statements are set forth in Exhibit 99.1 which are attached hereto and incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016.

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet.

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2016 and for the year ended December 31, 2015.

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

(c) Not applicable.

(d) Exhibits

99.1    Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2016	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Financial Information

4